                                   DOLLAR TREE STORES, INC. -- As Previously Reported
                                           HISTORICAL QUARTERLY FINANCIAL DATA
                                              INCOME STATEMENT INFORMATION
                                     (In thousands except store and per share data)
                                                       (Unaudited)

                                                   CALENDAR YEAR 1998


                                                  March 31,   June 30,    Sept. 30,   Dec. 31,    Calendar
                                                    1998        1998        1998        1998        1998
Net sales .....................................    $150,834    $173,864    $176,071    $311,222    $811,991
Cost of sales .................................      95,866     109,146     107,915     184,391     497,318
Merger related costs ..........................        --          --          --         1,200       1,200
                                                   --------    --------    --------    --------    --------
                Gross profit ..................      54,968      64,718      68,156     125,631     313,473
                                                   --------    --------    --------    --------    --------
Selling, general and administrative expenses:
      Operating expenses ......................     39,131      42,100      43,384      54,763     179,378
      Merger related expenses .................       --          --          --         1,366       1,366
      Depreciation and amortization ...........      4,009       4,462       4,736       5,726      18,933
                                                  --------    --------    --------    --------    --------
                Total selling, general and
                  administrative expenses .....     43,140      46,562      48,120      61,855     199,677
                                                  --------    --------    --------    --------    --------

Operating income ..............................     11,828      18,156      20,036      63,776     113,796
Interest expense ..............................        515         806       1,313         932       3,566
                                                  --------    --------    --------    --------    --------
Income before income taxes ....................     11,313      17,350      18,723      62,844     110,230
Provision for income taxes ....................      4,355       6,680       7,208      24,559      42,802
                                                  --------    --------    --------    --------    --------

                Net income ....................   $  6,958    $ 10,670    $ 11,515    $ 38,285    $ 67,428
                                                  ========    ========    ========    ========    ========

Net income per share:
      Basic net income per share ..............   $   0.12    $   0.18    $   0.19    $   0.65    $   1.14
                                                  ========    ========    ========    ========    ========
      Weighted average number of
        common shares outstanding .............     58,756      59,017      59,132      59,178      59,020
                                                  ========    ========    ========    ========    ========

      Diluted net income per share ............   $   0.11    $   0.16    $   0.18    $   0.59    $   1.03
                                                  ========    ========    ========    ========    ========
      Weighted average number of
        common shares and dilutive potential
        common shares outstanding .............     64,973      65,274      65,391      65,417      65,264
                                                  ========    ========    ========    ========    ========

OTHER STORE DATA:
Comparable store sales increase ...............        5.4%       12.0%        2.9%        4.1%        5.8%
Number of stores open at end of period ........        924         980       1,054       1,090       1,090
Total gross square footage (in thousands) .....      3,410       3,662       4,013       4,188       4,188
Total selling square footage (in thousands)(a).      2,839       3,046       3,333       3,476       3,476

(a)   Selling square footage is estimated at approximately 83% of gross square footage.



                                  DOLLAR TREE STORES, INC. -- As Previously Reported
                                          HISTORICAL QUARTERLY FINANCIAL DATA
                                             INCOME STATEMENT INFORMATION
                                    (In thousands except store and per share data)
                                                      (Unaudited)

                                                  CALENDAR YEAR 1997


                                                  March 31,   June 30,    Sept. 30,   Dec. 31,    Calendar
                                                    1997        1997        1997        1997        1997
Net sales .....................................   $117,746    $129,332    $142,386    $246,009    $635,473
Cost of sales .................................     76,455      83,168      88,550     148,943     397,116
                                                  --------    --------    --------    --------    --------
                Gross profit ..................     41,291      46,164      53,836      97,066     238,357
                                                  --------    --------    --------    --------    --------
Selling, general and administrative expenses:
      Operating expenses ......................     32,116      32,413      35,444      43,465     143,438
      Depreciation and amortization ...........      2,932       3,163       3,327       3,703      13,125
                                                  --------    --------    --------    --------    --------
                Total selling, general and
                  administrative expenses .....     35,048      35,576      38,771      47,168     156,563
                                                  --------    --------    --------    --------    --------

Operating income ..............................      6,243      10,588      15,065      49,898      81,794
Interest expense ..............................        450         788         971         603       2,812
                                                  --------    --------    --------    --------    --------
Income before income taxes ....................      5,793       9,800      14,094      49,295      78,982
Provision for income taxes ....................      2,230       3,773       5,425      18,980      30,408
                                                  --------    --------    --------    --------    --------

                Net income ....................   $  3,563    $  6,027    $  8,669    $ 30,315    $ 48,574
                                                  ========    ========    ========    ========    ========

Net income per share:
      Basic net income per share ..............   $   0.06    $   0.10    $   0.15    $   0.52    $   0.83
                                                  ========    ========    ========    ========    ========
      Weighted average number of
        common shares outstanding .............     58,356      58,505      58,616      58,701      58,549
                                                  ========    ========    ========    ========    ========

      Diluted net income per share ............   $   0.06    $   0.09    $   0.13    $   0.47    $   0.75
                                                  ========    ========    ========    ========    ========
      Weighted average number of
        common shares and dilutive potential
        common shares outstanding .............     64,341      64,535      64,831      64,912      64,659
                                                  ========    ========    ========    ========    ========

OTHER STORE DATA:
Comparable store sales increase ...............       10.9%        8.2%        7.4%        5.5%        9.3%
Number of stores open at end of period ........        767         812         865         887         887
Total gross square footage (in thousands) .....      2,751       2,937       3,161       3,251       3,251
Total selling square footage (in thousands)(a).      2,305       2,456       2,636       2,710       2,710

(a)   Selling square footage is estimated at approximately 83% of gross square footage.



                                          STEP AHEAD INVESTMENTS, INC.
                                            HISTORICAL FINANCIAL DATA
                                          INCOME STATEMENT INFORMATION
                                 (In thousands except store and per share data)
                                                   (Unaudited)

                                                FISCAL YEAR 1998


                                                                                 (a)          (b)
                                             April 26,   July 26,   Oct. 25,   Dec. 31,      Fiscal
                                               1998        1998       1998       1998         1998
Net sales .................................   $24,697    $25,391    $27,927    $ 28,801     $106,816
Cost of sales .............................    17,001     17,817     19,512      19,409       73,739
Merger related costs ......................      --         --         --           101          101
                                              -------    -------    -------    --------     --------
                Gross profit ..............     7,696      7,574      8,415       9,291       32,976
                                              -------    -------    -------    --------     --------
Selling, general and administrative expenses:
      Operating expenses ..................     5,779      6,353      6,783       5,822       24,737
      Merger related expenses .............      --         --         --         2,658        2,658
      Depreciation and amortization .......       389        405        427         298        1,519
                                              -------    -------    -------    --------     --------
                Total selling, general and
                  administrative expenses       6,168      6,758      7,210       8,778       28,914
                                              -------    -------    -------    --------     --------

Operating income ..........................     1,528        816      1,205         513        4,062
Interest expense ..........................       220        267        240         142          869
                                              -------    -------    -------    --------     --------
Income before income taxes ................     1,308        549        965         371        3,193
Provision for income taxes ................       535        190        347         659        1,731
                                              -------    -------    -------    --------     --------

                Net income (loss) .........   $   773    $   359    $   618    ($   288)    $  1,462
                                              =======    =======    =======    ========     ========

OTHER STORE DATA:
Comparable store sales increase ...........      12.1%      11.5%      18.9%       17.3%        15.3%
Number of stores open at end of period ....        59         62         64          66           66
Total gross square footage (in thousands)..       812        870        897         927          927
Total selling square footage (in thousands).      603        642        663         685          685



(a)   Includes the approximately 2-month period of October 26, 1998 through December 31, 1998.
(b)   Includes the approximately 11-month period of January 26, 1998 through December 31, 1998.




                                        STEP AHEAD INVESTMENTS, INC.
                                          HISTORICAL FINANCIAL DATA
                                        INCOME STATEMENT INFORMATION
                               (In thousands except store and per share data)
                                                 (Unaudited)

                                              FISCAL YEAR 1997

                                              April 27,  July 27,   Oct. 26,   Jan. 25,   Fiscal
                                                1997       1997       1997       1998      1997
Net sales .................................   $19,121    $19,910    $21,191    $27,507    $87,729
Cost of sales .............................    13,687     14,263     14,957     18,578     61,485
                                              -------    -------    -------    -------    -------
                Gross profit ..............     5,434      5,647      6,234      8,929     26,244
                                              -------    -------    -------    -------    -------
Selling, general and administrative expenses:
      Operating expenses ..................     4,796      5,122      5,509      6,579     22,006
      Depreciation and amortization .......       291        320        343        378      1,332
                                              -------    -------    -------    -------    -------
                Total selling, general and
                  administrative expenses .     5,087      5,442      5,852      6,957     23,338
                                              -------    -------    -------    -------    -------

Operating income ..........................       347        205        382      1,972      2,906
Interest expense ..........................       126        173        164        202        665
                                              -------    -------    -------    -------    -------
Income before income taxes ................       221         32        218      1,770      2,241
Provision for income taxes ................        90         19         91        687        887
                                              -------    -------    -------    -------    -------

                Net income ................   $   131    $    13    $   127    $ 1,083    $ 1,354
                                              =======    =======    =======    =======    =======

OTHER STORE DATA:
Comparable store sales increase ...........       4.6%       6.5%       2.9%       5.0%       5.9%
Number of stores open at end of period ....        52         54         58         59         59
Total gross square footage (in thousands) .       682        727        790        806        806
Total selling square footage (in thousands)       530        550        596        605        605



                                              DOLLAR TREE STORES, INC.
                                COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                                            INCOME STATEMENT INFORMATION
                                    (In thousands except store and per share data)
                                                     (Unaudited)

                                                 CALENDAR YEAR 1998

                                                 March 31,   June 30,    Sept. 30,   Dec. 31,    Calendar
                                                   1998        1998        1998        1998        1998
Net sales ....................................   $175,531    $199,255    $203,998    $340,023    $918,807
Cost of sales ................................    112,867     126,963     127,427     203,755     571,012
Merger related costs .........................       --          --          --         1,301       1,301
                                                 --------    --------    --------    --------    --------
                Gross profit .................     62,664      72,292      76,571     134,967     346,494
                                                 --------    --------    --------    --------    --------
Selling, general and administrative expenses:
      Operating expenses .....................     44,910      48,453      50,167      60,630     204,160
      Merger related expenses ................       --          --          --         4,024       4,024
      Depreciation and amortization ..........      4,398       4,867       5,163       6,024      20,452
                                                 --------    --------    --------    --------    --------
                Total selling, general and
                  administrative expenses ....     49,308      53,320      55,330      70,678     228,636
                                                 --------    --------    --------    --------    --------

Operating income .............................     13,356      18,972      21,241      64,289     117,858
Interest expense .............................        735       1,073       1,553       1,074       4,435
                                                 --------    --------    --------    --------    --------
Income before income taxes ...................     12,621      17,899      19,688      63,215     113,423
Provision for income taxes ...................      4,890       6,870       7,555      25,218      44,533
                                                 --------    --------    --------    --------    --------

                Net income ...................   $  7,731    $ 11,029    $ 12,133    $ 37,997    $ 68,890
                                                 ========    ========    ========    ========    ========

Net income per share:
      Basic net income per share .............   $   0.13    $   0.18    $   0.20    $   0.62    $   1.14
                                                 ========    ========    ========    ========    ========
      Weighted average number of
        common shares outstanding ............     60,418      60,680      60,794      60,840      60,683
                                                 ========    ========    ========    ========    ========

      Diluted net income per share ...........   $   0.12    $   0.16    $   0.18    $   0.56    $   1.03
                                                 ========    ========    ========    ========    ========
      Weighted average number of
        common shares and dilutive potential
        common shares outstanding ............     66,819      67,142      67,248      67,285      67,124
                                                 ========    ========    ========    ========    ========

OTHER STORE DATA:
Comparable store sales increase ..............        6.3%       12.0%        5.0%        5.2%        6.8%
Number of stores open at end of period .......        983       1,042       1,118       1,156       1,156
Total gross square footage (in thousands) ....      4,222       4,532       4,910       5,115       5,115
Total selling square footage (in thousands) ..      3,442       3,688       3,996       4,161       4,161


                                          DOLLAR TREE STORES, INC.
                           COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                                        INCOME STATEMENT INFORMATION
                               (In thousands except store and per share data)
                                                 (Unaudited)

                                             CALENDAR YEAR 1997

                                                 March 31,   June 30,    Sept. 30,   Dec. 31,    Calendar
                                                   1997        1997        1997        1997        1997
Net sales ....................................   $136,867    $149,242    $163,577    $273,516    $723,202
Cost of sales ................................     90,142      97,431     103,507     167,521     458,601
                                                 --------    --------    --------    --------    --------
                Gross profit .................     46,725      51,811      60,070     105,995     264,601
                                                 --------    --------    --------    --------    --------
Selling, general and administrative expenses:
      Operating expenses .....................     36,912      37,535      40,953      50,044     165,444
      Depreciation and amortization ..........      3,223       3,483       3,670       4,081      14,457
                                                 --------    --------    --------    --------    --------
                Total selling, general and
                  administrative expenses ....     40,135      41,018      44,623      54,125     179,901
                                                 --------    --------    --------    --------    --------

Operating income .............................      6,590      10,793      15,447      51,870      84,700
Interest expense .............................        576         961       1,135         805       3,477
                                                 --------    --------    --------    --------    --------
Income before income taxes ...................      6,014       9,832      14,312      51,065      81,223
Provision for income taxes ...................      2,320       3,792       5,516      19,667      31,295
                                                 --------    --------    --------    --------    --------

                Net income ...................   $  3,694    $  6,040    $  8,796    $ 31,398    $ 49,928
                                                 ========    ========    ========    ========    ========

Net income per share:
      Basic net income per share .............   $   0.06    $   0.10    $   0.15    $   0.52    $   0.83
                                                 ========    ========    ========    ========    ========
      Weighted average number of
        common shares outstanding ............     60,019      60,168      60,297      60,364      60,212
                                                 ========    ========    ========    ========    ========

      Diluted net income per share ...........   $   0.06    $   0.09    $   0.13    $   0.47    $   0.75
                                                 ========    ========    ========    ========    ========
      Weighted average number of
        common shares and dilutive potential
        common shares outstanding ............     66,135      66,348      66,687      66,750      66,480
                                                 ========    ========    ========    ========    ========

OTHER STORE DATA:
Comparable store sales increase ..............       10.1%        8.0%        6.8%        5.4%        8.9%
Number of stores open at end of period .......        819         866         923         946         946
Total gross square footage (in thousands) ....      3,433       3,664       3,951       4,057       4,057
Total selling square footage (in thousands) ..      2,835       3,006       3,232       3,315       3,315


                          DOLLAR TREE STORES, INC. -- As Previously Reported
                                      HISTORICAL FINANCIAL DATA
                                      BALANCE SHEET INFORMATION
                                           (In thousands)
                                             (Unaudited)

                                         CALENDAR YEAR 1998

                                                      March 31,   June 30,   Sept. 30,  Dec. 31,
                                                        1998        1998       1998       1998
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  4,214   $  5,459   $  5,325   $ 70,102
         Accounts receivable ......................        444        676      1,014      9,274
         Merchandise inventories ..................    128,776    156,099    184,511    119,839
         Deferred tax asset .......................      5,347      5,744      6,162      6,264
         Prepaid expenses and other current assets       4,826      3,776      6,606      4,761
                                                      --------   --------   --------   --------
            Total current assets ..................    143,607    171,754    203,618    210,240
                                                      --------   --------   --------   --------
Property and equipment, net .......................     87,662     92,917    108,364    117,859
Deferred tax asset ................................      2,092      2,189      2,294      1,475
Goodwill, net .....................................     43,996     43,514     43,033     42,551
Other assets, net .................................        943      1,098      1,149      5,518
                                                      --------   --------   --------   --------
            TOTAL ASSETS ..........................   $278,300   $311,472   $358,458   $377,643
                                                      ========   ========   ========   ========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $   --     $  9,000   $ 40,000   $ 16,500
         Accounts payable .........................     43,860     43,363     53,057     42,265
         Accrued liabilities ......................     19,400     18,674     16,541     24,120
         Income taxes payable .....................      3,898      2,284       --       20,404
         Current installments of obligations
           under capital leases ...................        294        270        392        457
                                                      --------   --------   --------   --------
            Total current liabilities .............     67,452     73,591    109,990    103,746
                                                      --------   --------   --------   --------
Long-term debt ....................................     40,000     53,000     50,000     30,000
Obligations under capital leases,
   excluding current installments .................        732        668      2,188      2,469
Other liabilities .................................      4,402      4,357      4,072      4,818
                                                      --------   --------   --------   --------
            Total liabilities .....................    112,586    131,616    166,250    141,033
                                                      --------   --------   --------   --------

Shareholders' equity ..............................    165,714    179,856    192,208    236,610
                                                      --------   --------   --------   --------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $278,300   $311,472   $358,458   $377,643
                                                      ========   ========   ========   ========


                          DOLLAR TREE STORES, INC. -- As Previously Reported
                                      HISTORICAL FINANCIAL DATA
                                      BALANCE SHEET INFORMATION
                                          (In thousands)
                                           (Unaudited)

                                        CALENDAR YEAR 1997

                                                      March 31,   June 30,  Sept. 30,   Dec. 31,
                                                        1997        1997      1997        1997
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  4,354   $  5,265   $  4,638   $ 43,695
         Accounts receivable ......................        928      1,059      1,220      1,406
         Merchandise inventories ..................     89,967    103,352    133,150     89,066
         Deferred tax asset .......................      2,150      2,294      2,800      5,093
         Prepaid expenses and other current .......      3,494      3,276      3,795      3,762
                                                      --------   --------   --------   --------
            Total current assets ..................    100,893    115,246    145,603    143,022
                                                      --------   --------   --------   --------
Property and equipment, net .......................     42,788     55,935     70,581     82,071
Deferred tax asset ................................      1,965      2,045      2,133      2,029
Goodwill, net .....................................     45,924     45,442     44,960     44,478
Other assets, net .................................        754        951      1,122        976
                                                      --------   --------   --------   --------
            TOTAL ASSETS ..........................   $192,324   $219,619   $264,399   $272,576
                                                      ========   ========   ========   ========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $  4,500   $   --     $ 12,500   $   --
         Accounts payable .........................     32,813     34,625     46,774     44,058
         Accrued liabilities ......................     12,236     12,523     14,330     19,526
         Income taxes payable .....................      1,502        383      1,742     18,908
         Current installments of obligations
           under capital leases ...................        295        355        309        317
                                                      --------   --------   --------   --------
            Total current liabilities .............     51,346     47,886     75,655     82,809
                                                      --------   --------   --------   --------
Long-term debt ....................................     30,000     53,000     60,000     30,000
Obligations under capital leases,
  excluding current installments ..................        981        847        817        804
Other liabilities .................................      3,658      3,773      3,798      4,037
                                                      --------   --------   --------   --------
            Total liabilities .....................     85,985    105,506    140,270    117,650
                                                      --------   --------   --------   --------

Shareholders' equity ..............................    106,339    114,113    124,129    154,926
                                                      --------   --------   --------   --------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $192,324   $219,619   $264,399   $272,576
                                                      ========   ========   ========   ========


                                  STEP AHEAD INVESTMENTS, INC.
                                   HISTORICAL FINANCIAL DATA
                                   BALANCE SHEET INFORMATION
                                         (In thousands)
                                          (Unaudited)

                                       FISCAL YEAR 1998

                                                      April 26,   July 26,    Oct. 25,    Dec. 31,
                                                        1998        1998        1998        1998
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  1,614    $  1,710    $  2,060    $ 1,017
         Accounts receivable ......................        572         593         568        321
         Merchandise inventories ..................     20,137      21,310      24,185     21,110
         Deferred tax asset .......................       --           494         502        445
         Prepaid expenses and other current .......      1,400         870       1,182        715
                                                      --------    --------    --------    -------
            Total current assets ..................     23,723      24,977      28,497     23,608
                                                      --------    --------    --------    -------
Property and equipment, net .......................      5,276       5,424       5,584      4,526
Deferred tax asset ................................       --           268         323        719
Other assets, net .................................      1,572       1,257       1,130        909
                                                      --------    --------    --------    -------
            TOTAL ASSETS ..........................   $ 30,571    $ 31,926    $ 35,534    $29,762
                                                      ========    ========    ========    =======

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $ 10,880    $ 11,964    $ 13,982    $  --
         Accounts payable .........................      5,083       9,856       9,930     17,677
         Accrued liabilities ......................      5,685       1,211       1,944      1,766
         Income taxes payable .....................       --          --          --          949
                                                      --------    --------    --------    -------
            Total current liabilities .............     21,648      23,031      25,856     20,392
                                                      --------    --------    --------    -------
Long-term debt ....................................        490        --          --         --
Other liabilities .................................      1,528       1,620       1,780      1,756
                                                      --------    --------    --------    -------
            Total liabilities .....................     23,666      24,651      27,636     22,148
                                                      --------    --------    --------    -------

Shareholders' equity ..............................      6,905       7,275       7,898      7,614
                                                      --------    --------    --------    -------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $ 30,571    $ 31,926    $ 35,534    $29,762
                                                      ========    ========    ========    =======


                                  STEP AHEAD INVESTMENTS, INC.
                                   HISTORICAL FINANCIAL DATA
                                   BALANCE SHEET INFORMATION
                                        (In thousands)
                                         (Unaudited)

                                       FISCAL YEAR 1997

                                                      April 27,    July 27,    Oct. 26,    Jan. 25,
                                                        1997         1997        1997        1998
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  1,166    $  1,348    $  1,522    $  1,323
         Accounts receivable ......................      1,335       1,327       1,941         945
         Merchandise inventories ..................     15,502      18,544      19,950      20,417
         Deferred tax asset .......................       --            74          74         375
         Prepaid expenses and other current .......      1,104       1,274       1,164         767
                                                      --------    --------    --------    --------
            Total current assets ..................     19,107      22,567      24,651      23,827
                                                      --------    --------    --------    --------
Property and equipment, net .......................      4,140       4,586       5,150       4,931
Deferred tax asset ................................        244         357         357         199
Other assets, net .................................        702         690         687       1,055
                                                      --------    --------    --------    --------
            TOTAL ASSETS ..........................   $ 24,193    $ 28,200    $ 30,845    $ 30,012
                                                      ========    ========    ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $  6,978    $  9,253    $  9,360    $  9,491
         Accounts payable .........................      9,023      10,879      12,045       9,933
         Accrued liabilities ......................      1,430       1,227       1,648       1,788
         Income taxes payable .....................         54          42        --           679
                                                      --------    --------    --------    --------
            Total current liabilities .............     17,485      21,401      23,053      21,891
                                                      --------    --------    --------    --------
Long-term debt ....................................        721         646       1,302         554
Other liabilities .................................      1,091       1,239       1,445       1,440
                                                      --------    --------    --------    --------
            Total liabilities .....................     19,297      23,286      25,800      23,885
                                                      --------    --------    --------    --------

Shareholders' equity ..............................      4,896       4,914       5,045       6,127
                                                      --------    --------    --------    --------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $ 24,193    $ 28,200    $ 30,845    $ 30,012
                                                      ========    ========    ========    ========


                                   DOLLAR TREE STORES, INC.
                   COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                                  BALANCE SHEET INFORMATION
                                       (In thousands)
                                        (Unaudited)

                                     CALENDAR YEAR 1998

                                                      March 31,   June 30,  Sept. 30,   Dec. 31,
                                                        1998        1998      1998        1998
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  5,828   $  7,169   $  7,385   $ 71,119
         Accounts receivable ......................      1,016      1,269      1,582      1,811
         Merchandise inventories ..................    148,913    177,409    208,696    140,949
         Deferred tax asset .......................      5,347      6,238      6,664      6,709
         Prepaid expenses and other current .......      6,226      4,646      7,788      5,476
                                                      --------   --------   --------   --------
            Total current assets ..................    167,330    196,731    232,115    226,064
                                                      --------   --------   --------   --------
Property and equipment, net .......................     92,938     98,341    113,948    122,385
Deferred tax asset ................................      2,092      2,457      2,617      2,194
Goodwill, net .....................................     43,996     43,514     43,033     42,551
Other assets, net .................................      2,515      2,355      2,279      6,427
                                                      --------   --------   --------   --------
            TOTAL ASSETS ..........................   $308,871   $343,398   $393,992   $399,621
                                                      ========   ========   ========   ========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $ 10,880   $ 20,964   $ 53,982   $ 16,500
         Accounts payable .........................     48,943     53,219     62,987     52,158
         Accrued liabilities ......................     25,085     19,885     18,485     25,886
         Income taxes payable .....................      3,898      2,284       --       21,353
         Current installments of obligations
           under capital leases ...................        294        270        392        457
                                                      --------   --------   --------   --------
            Total current liabilities .............     89,100     96,622    135,846    116,354
                                                      --------   --------   --------   --------
Long-term debt ....................................     40,490     53,000     50,000     30,000
Obligations under capital leases,
  excluding current installments ..................        732        668      2,188      2,469
Other liabilities .................................      5,930      5,977      5,852      6,574
                                                      --------   --------   --------   --------
            Total liabilities .....................    136,252    156,267    193,886    155,397
                                                      --------   --------   --------   --------

Shareholders' equity ..............................    172,619    187,131    200,106    244,224
                                                      --------   --------   --------   --------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $308,871   $343,398   $393,992   $399,621
                                                      ========   ========   ========   ========



                                   DOLLAR TREE STORES, INC.
                    COMBINED COMPANIES, AFTER GIVING EFFECT TO THE POOLING
                                  BALANCE SHEET INFORMATION
                                       (In thousands)
                                        (Unaudited)

                                     CALENDAR YEAR 1997

                                                       March 31,  June 30,  Sept. 30,   Dec. 31,
                                                         1997       1997      1997        1997
                       ASSETS
Current assets:
         Cash and cash equivalents ................   $  5,520   $  6,613   $  6,160   $ 45,018
         Accounts receivable ......................      2,263      2,386      3,161      2,351
         Merchandise inventories ..................    105,469    121,896    153,100    109,483
         Deferred tax asset .......................      2,150      2,368      2,874      5,468
         Prepaid expenses and other current .......      4,598      4,550      4,959      4,529
                                                      --------   --------   --------   --------
            Total current assets ..................    120,000    137,813    170,254    166,849
                                                      --------   --------   --------   --------
Property and equipment, net .......................     46,928     60,521     75,731     87,002
Deferred tax asset ................................      2,209      2,402      2,490      2,228
Goodwill, net .....................................     45,924     45,442     44,960     44,478
Other assets, net .................................      1,456      1,641      1,809      2,031
                                                      --------   --------   --------   --------
            TOTAL ASSETS ..........................   $216,517   $247,819   $295,244   $302,588
                                                      ========   ========   ========   ========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
         Current portion of long term debt ........   $ 11,478   $  9,253   $ 21,860   $  9,491
         Accounts payable .........................     41,836     45,504     58,819     53,991
         Accrued liabilities ......................     13,666     13,750     15,978     21,314
         Income taxes payable .....................      1,556        425      1,742     19,587
         Current installments of obligations
           under capital leases ...................        295        355        309        317
                                                      --------   --------   --------   --------
            Total current liabilities .............     68,831     69,287     98,708    104,700
                                                      --------   --------   --------   --------
Long-term debt ....................................     30,721     53,646     61,302     30,554
Obligations under capital leases,
  excluding current installments ..................        981        847        817        804
Other liabilities .................................      4,749      5,012      5,243      5,477
                                                      --------   --------   --------   --------
            Total liabilities .....................    105,282    128,792    166,070    141,535
                                                      --------   --------   --------   --------

Shareholders' equity ..............................    111,235    119,027    129,174    161,053
                                                      --------   --------   --------   --------
            TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY ..............................   $216,517   $247,819   $295,244   $302,588
                                                      ========   ========   ========   ========